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EXHIBIT 10: OTHER OPTION AGREEMENTS

MARIO OSCAR FENNELL ARAYA

This agreement is entered into this 29th day of April 1998 between Central American Equities, A Florida Corporation ("Company") and Mario Oscar Fennell Araya (Purchaser).

Option. Company hereby grants to Purchaser an option to purchase 5,000 shares of Company's common stock at $1.00 per share ("Option Shares"). The option granted by this Agreement shall vest 20% per year, so that Purchaser shall have the right to purchase 1,000 shares per year for five years in accordance with the terms of this agreement.

Exercise of Option. Purchaser shall have the right to purchase all or any part of the Option Shares upon written notice of the exercise of the option on or before December 31st of each year in which an option is granted, commencing in 1998. In the event Purchaser exercises the option to purchase less than the total number of shares available under the option, Purchaser shall be entitled subsequently to exercise the option as to any remaining Option Shares so long as notice of the exercise of said option conforms to the terms of this agreement.

Delivery of Option Shares. Within five days after receiving written notice of the exercise of the option set forth herein, Company shall deliver stock certificates representing the Option Shares and any and all other documents which are required to transfer the Option Shares, duly endorsed for transfer, to the purchaser thereof and shall receive the consideration therefor.

Failure to Exercise Option. In the event Purchaser does not elect to purchase all of the Option Shares in any given year (1,000 per year), the option granted by this Agreement shall be deemed expired as to such remaining Option Shares and purchaser shall have no further right to purchase said shares pursuant to the terms of this Agreement.

Notice of Exercise of Option. If Purchaser elects to purchase Option Shares pursuant to this Agreement, Purchaser shall give written notice of such election, setting forth the number of Option Shares to be purchased, to:

Richard Talley/Paul King
Central American Equities
c/o Talley King & Company
19200 Von Karman, Suite 850
Irvine, Ca. 92715

To be effective, said written notice must be actually received by Company no later than 5:00 p.m on December 31st of each Option Year. in the event December 31st in any Option Year falls on a Sunday or a legal holiday, said notice must be actually received by Company no later than 5:00 p.m. on the last regular business day prior to December 31 of each Option Year.

Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings, promises, covenants, or agreements as to the subject matter of this Agreement.

Amendments/Modifications. Any provision in this Agreement may be amended and/or modified only in writing signed by the party to be charged.


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Dated: 4/29/98

Company

By   Paul King
     Richard Talley/Paul King
     Authorized Representatives

DATED: 4/29/98

Purchaser

Mario Oscar Fennell Araya

O RAMIREZ

This agreement is entered into this 29th day of April 1998 between Central American Equities, A Florida Corporation ("Company") and O Ramirez (Purchaser).

Option. Company hereby grants to Purchaser an option to purchase 5,000 shares of Company's common stock at $1.00 per share ("Option Shares"). The option granted by this Agreement shall vest 20% per year, so that Purchaser shall have the right to purchase 1,000 shares per year for five years in accordance with the terms of this agreement.

Exercise of Option. Purchaser shall have the right to purchase all or any part of the Option Shares upon written notice of the exercise of the option on or before December 31st of each year in which an option is granted, commencing in 1998. In the event Purchaser exercises the option to purchase less than the total number of shares available under the option, Purchaser shall be entitled subsequently to exercise the option as to any remaining Option Shares so long as notice of the exercise of said option conforms to the terms of this agreement.

Delivery of Option Shares. Within five days after receiving written notice of the exercise of the option set forth herein, Company shall deliver stock certificates representing the Option Shares and any and all other documents which are required to transfer the Option Shares, duly endorsed for transfer, to the purchaser thereof and shall receive the consideration therefor.

Failure to Exercise Option. In the event Purchaser does not elect to purchase all of the Option Shares in any given year (1,000 per year), the option granted by this Agreement shall be deemed expired as to such remaining Option Shares and purchaser shall have no further right to purchase said shares pursuant to the terms of this Agreement.

Notice of Exercise of Option. If Purchaser elects to purchase Option Shares pursuant to this Agreement, Purchaser shall give written notice of such election, setting forth the number of Option Shares to be purchased, to:

Richard Talley/Paul King
Central American Equities
c/o Talley King & Company
19200 Von Karman, Suite 850


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Irvine, Ca. 92715

To be effective, said written notice must be actually received by Company no later than 5:00 p.m on December 31st of each Option Year. in the event December 31st in any Option Year falls on a Sunday or a legal holiday, said notice must be actually received by Company no later than 5:00 p.m. on the last regular business day prior to December 31 of each Option Year.

Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings, promises, covenants, or agreements as to the subject matter of this Agreement.

Amendments/Modifications. Any provision in this Agreement may be amended and/or modified only in writing signed by the party to be charged.

Dated: 4/29/98

Company

By   Paul King
     Richard Talley/Paul King
     Authorized Representatives

DATED: 4/29/98

Purchaser

O Ramirez

S. RODRIGUEZ

This agreement is entered into this 29th day of April 1998 between Central American Equities, A Florida Corporation ("Company") and S. Rodriguez (Purchaser).

Option. Company hereby grants to Purchaser an option to purchase 500 shares of Company's common stock at $1.00 per share ("Option Shares"). The option granted by this Agreement shall vest 20% per year, so that Purchaser shall have the right to purchase 100 shares per year for five years in accordance with the terms of this agreement.

Exercise of Option. Purchaser shall have the right to purchase all or any part of the Option Shares upon written notice of the exercise of the option on or before December 31st of each year in which an option is granted, commencing in 1998. In the event Purchaser exercises the option to purchase less than the total number of shares available under the option, Purchaser shall be entitled subsequently to exercise the option as to any remaining Option Shares so long as notice of the exercise of said option conforms to the terms of this agreement.

Delivery of Option Shares. Within five days after receiving written notice of the exercise of the option set forth herein, Company shall deliver stock certificates representing the Option Shares and any and all other documents which are required to transfer the Option Shares,


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duly endorsed for transfer, to the purchaser thereof and shall receive the consideration therefor.

Failure to Exercise Option. In the event Purchaser does not elect to purchase all of the Option Shares in any given year (500 per year), the option granted by this Agreement shall be deemed expired as to such remaining Option Shares and purchaser shall have no further right to purchase said shares pursuant to the terms of this Agreement.

Notice of Exercise of Option. If Purchaser elects to purchase Option Shares pursuant to this Agreement, Purchaser shall give written notice of such election, setting forth the number of Option Shares to be purchased, to:

Richard Talley/Paul King
Central American Equities
c/o Talley King & Company
19200 Von Karman, Suite 850
Irvine, Ca. 92715

To be effective, said written notice must be actually received by Company no later than 5:00 p.m on December 31st of each Option Year. in the event December 31st in any Option Year falls on a Sunday or a legal holiday, said notice must be actually received by Company no later than 5:00 p.m. on the last regular business day prior to December 31 of each Option Year.

Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings, promises, covenants, or agreements as to the subject matter of this Agreement.

Amendments/Modifications. Any provision in this Agreement may be amended and/or modified only in writing signed by the party to be charged.

Dated: 4/29/98

Company

By   Paul King
     Richard Talley/Paul King
     Authorized Representatives

DATED: 4/29/98

Purchaser

S. Rodriguez

D. MUNOZ

This agreement is entered into this 29th day of April 1998 between Central American Equities, A Florida Corporation ("Company") and D.Munoz (Purchaser).

Option. Company hereby grants to Purchaser an option to purchase 500 shares of Company's common stock at $1.00 per share ("Option Shares"). The option granted by


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this Agreement shall vest 20% per year, so that Purchaser shall have the right to purchase 100 shares per year for five years in accordance with the terms of this agreement.

Exercise of Option. Purchaser shall have the right to purchase all or any part of the Option Shares upon written notice of the exercise of the option on or before December 31st of each year in which an option is granted, commencing in 1998. In the event Purchaser exercises the option to purchase less than the total number of shares available under the option, Purchaser shall be entitled subsequently to exercise the option as to any remaining Option Shares so long as notice of the exercise of said option conforms to the terms of this agreement.

Delivery of Option Shares. Within five days after receiving written notice of the exercise of the option set forth herein, Company shall deliver stock certificates representing the Option Shares and any and all other documents which are required to transfer the Option Shares, duly endorsed for transfer, to the purchaser thereof and shall receive the consideration therefor.

Failure to Exercise Option. In the event Purchaser does not elect to purchase all of the Option Shares in any given year (500 per year), the option granted by this Agreement shall be deemed expired as to such remaining Option Shares and purchaser shall have no further right to purchase said shares pursuant to the terms of this Agreement.

Notice of Exercise of Option. If Purchaser elects to purchase Option Shares pursuant to this Agreement, Purchaser shall give written notice of such election, setting forth the number of Option Shares to be purchased, to:

Richard Talley/Paul King
Central American Equities
c/o Talley King & Company
19200 Von Karman, Suite 850
Irvine, Ca. 92715

To be effective, said written notice must be actually received by Company no later than 5:00 p.m on December 31st of each Option Year. in the event December 31st in any Option Year falls on a Sunday or a legal holiday, said notice must be actually received by Company no later than 5:00 p.m. on the last regular business day prior to December 31 of each Option Year.

Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings, promises, covenants, or agreements as to the subject matter of this Agreement.

Amendments/Modifications. Any provision in this Agreement may be amended and/or modified only in writing signed by the party to be charged.

Dated: 4/29/98

Company

By   Paul King
     Richard Talley/Paul King
     Authorized Representatives


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DATED: 4/29/98

Purchaser

D. Munoz

C.  ELIZONDO

This agreement is entered into this 29th day of April 1998 between Central American Equities, A Florida Corporation ("Company") and C. Elizondo (Purchaser).

Option. Company hereby grants to Purchaser an option to purchase 500 shares of Company's common stock at $1.00 per share ("Option Shares"). The option granted by this Agreement shall vest 20% per year, so that Purchaser shall have the right to purchase 100 shares per year for five years in accordance with the terms of this agreement.

Exercise of Option. Purchaser shall have the right to purchase all or any part of the Option Shares upon written notice of the exercise of the option on or before December 31st of each year in which an option is granted, commencing in 1998. In the event Purchaser exercises the option to purchase less than the total number of shares available under the option, Purchaser shall be entitled subsequently to exercise the option as to any remaining Option Shares so long as notice of the exercise of said option conforms to the terms of this agreement.

Delivery of Option Shares. Within five days after receiving written notice of the exercise of the option set forth herein, Company shall deliver stock certificates representing the Option Shares and any and all other documents which are required to transfer the Option Shares, duly endorsed for transfer, to the purchaser thereof and shall receive the consideration therefor.

Failure to Exercise Option. In the event Purchaser does not elect to purchase all of the Option Shares in any given year (500 per year), the option granted by this Agreement shall be deemed expired as to such remaining Option Shares and purchaser shall have no further right to purchase said shares pursuant to the terms of this Agreement.

Notice of Exercise of Option. If Purchaser elects to purchase Option Shares pursuant to this Agreement, Purchaser shall give written notice of such election, setting forth the number of Option Shares to be purchased, to:

Richard Talley/Paul King
Central American Equities
c/o Talley King & Company
19200 Von Karman, Suite 850
Irvine, Ca. 92715

To be effective, said written notice must be actually received by Company no later than 5:00 p.m on December 31st of each Option Year. in the event December 31st in any Option Year falls on a Sunday or a legal holiday, said notice must be actually received by Company no later than 5:00 p.m. on the last regular business day prior to December 31 of each Option Year.

Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings, promises, covenants, or agreements as to the subject matter of this Agreement.

Amendments/Modifications. Any provision in this Agreement may be amended and/or modified only in writing signed by the party to be charged.

Dated: 4/29/98

Company

By   Paul King
     Richard Talley/Paul King
     Authorized Representatives

DATED: 4/29/98

Purchaser

C. Elizondo

M. SALAZAR

This agreement is entered into this 29th day of April 1998 between Central American Equities, A Florida Corporation ("Company") and M. Salazar (Purchaser).

Option. Company hereby grants to Purchaser an option to purchase 500 shares of Company's common stock at $1.00 per share ("Option Shares"). The option granted by this Agreement shall vest 20% per year, so that Purchaser shall have the right to purchase 100 shares per year for five years in accordance with the terms of this agreement.

Exercise of Option. Purchaser shall have the right to purchase all or any part of the Option Shares upon written notice of the exercise of the option on or before December 31st of each year in which an option is granted, commencing in 1998. In the event Purchaser exercises the option to purchase less than the total number of shares available under the option, Purchaser shall be entitled subsequently to exercise the option as to any remaining Option Shares so long as notice of the exercise of said option conforms to the terms of this agreement.

Delivery of Option Shares. Within five days after receiving written notice of the exercise of the option set forth herein, Company shall deliver stock certificates representing the Option Shares and any and all other documents which are required to transfer the Option Shares, duly endorsed for transfer, to the purchaser thereof and shall receive the consideration therefor.

Failure to Exercise Option. In the event Purchaser does not elect to purchase all of the Option Shares in any given year (500 per year), the option granted by this Agreement shall be deemed expired as to such remaining Option Shares and purchaser shall have no further right to purchase said shares pursuant to the terms of this Agreement.

Notice of Exercise of Option. If Purchaser elects to purchase Option Shares pursuant to this Agreement, Purchaser shall give written notice of such election, setting forth the number of Option Shares to be purchased, to:

Richard Talley/Paul King
Central American Equities
c/o Talley King & Company
19200 Von Karman, Suite 850
Irvine, Ca. 92715

To be effective, said written notice must be actually received by Company no later than 5:00 p.m on December 31st of each Option Year. in the event December 31st in any Option Year falls on a Sunday or a legal holiday, said notice must be actually received by Company no later than 5:00 p.m. on the last regular business day prior to December 31 of each Option Year.

Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings, promises, covenants, or agreements as to the subject matter of this Agreement.

Amendments/Modifications. Any provision in this Agreement may be amended and/or modified only in writing signed by the party to be charged.

Dated: 4/29/98

Company

By   Paul King
     Richard Talley/Paul King
     Authorized Representatives

DATED: 4/29/98

Purchaser

M. Salazar

J. CRUZ

This agreement is entered into this 29th day of April 1998 between Central American Equities, A Florida Corporation ("Company") and J. Cruz (Purchaser).

Option. Company hereby grants to Purchaser an option to purchase 500 shares of Company's common stock at $1.00 per share ("Option Shares"). The option granted by this Agreement shall vest 20% per year, so that Purchaser shall have the right to purchase 100 shares per year for five years in accordance with the terms of this agreement.

Exercise of Option. Purchaser shall have the right to purchase all or any part of the Option Shares upon written notice of the exercise of the option on or before December 31st of each year in which an option is granted, commencing in 1998. In the event Purchaser exercises the option to purchase less than the total number of shares available under the option, Purchaser shall be entitled subsequently to exercise the option as to any remaining Option Shares so long as notice of the exercise of said option conforms to the terms of this agreement.

Delivery of Option Shares. Within five days after receiving written notice of the exercise of the option set forth herein, Company shall deliver stock certificates representing the Option Shares and any and all other documents which are required to transfer the Option Shares, duly endorsed for transfer, to the purchaser thereof and shall receive the consideration therefor.

Failure to Exercise Option. In the event Purchaser does not elect to purchase all of the Option Shares in any given year (500 per year), the option granted by this Agreement shall be deemed expired as to such remaining Option Shares and purchaser shall have no further right to purchase said shares pursuant to the terms of this Agreement.

Notice of Exercise of Option. If Purchaser elects to purchase Option Shares pursuant to this Agreement, Purchaser shall give written notice of such election, setting forth the number of Option Shares to be purchased, to:

Richard Talley/Paul King
Central American Equities
c/o Talley King & Company
19200 Von Karman, Suite 850
Irvine, Ca. 92715

To be effective, said written notice must be actually received by Company no later than 5:00 p.m on December 31st of each Option Year. in the event December 31st in any Option Year falls on a Sunday or a legal holiday, said notice must be actually received by Company no later than 5:00 p.m. on the last regular business day prior to December 31 of each Option Year.

Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings, promises, covenants, or agreements as to the subject matter of this Agreement.

Amendments/Modifications. Any provision in this Agreement may be amended and/or modified only in writing signed by the party to be charged.

Dated: 4/29/98

Company

By   Paul King
     Richard Talley/Paul King
     Authorized Representatives

DATED: 4/29/98

Purchaser

J. Cruz